SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)          November 17, 1997
                                                 -------------------------------



                              3-D GEOPHYSICAL, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                       33-99240                   13-3841601
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(State or Other Jurisdiction        (Commission                 (IRS Employer
         of Incorporation)          File Number)             Identification No.)



 8226 Park Meadows Drive,  Littleton, Colorado                          80124
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 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (303) 858-0500



7076 South Alton Way, Building H, Englewood, Colorado                    80112
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         (Former name or former address, if changed since last report.)


                       The Exhibit Index appears on Page 6
                                Page 1 of    pages.

Item 5.  Other Events.

         On November 17, 1997 (the "Closing Date"), 3-D Geophysical, Inc. (together with its wholly-owned subsidiary, Northern Geophysical of America, Inc., the "Registrant") entered into a $30 million credit facility (the "Credit Facility") with Sanwa Business Credit Corporation ("Sanwa"). Funding of the Credit Facility occurred on November 18, 1997 with $10.1 million used to repay the Registrant's outstanding debt to Wells Fargo Bank, N.A. under its existing credit facility, which is being terminated. The Credit Facility will be also be used to finance the continued growth of the Registrant's business, particularly in Canada, Alaska and Latin America. The Registrant also repaid loans in the aggregate of $850,000 plus interest to five persons: Joel Friedman, Chairman of the Board ($125,000); Wayne P. Widynowski, Executive Vice President and a director ($100,000); Ronald L. Koons, Vice President and Chief Financial Officer ($250,000); Ralph M. Bahna, a director ($125,000); and Lewis Brazelton ($250,000).

         Under the Loan and Security Agreement, dated November 17, 1997, (the "Loan Agreement") Sanwa has provided the Registrant with a $10 million five-year term loan (the "Term Loan"), a $10 million credit line to be used to finance capital expenditures (the "Capex Loan") and a $10 million revolving credit line (the "Revolving Credit Loan") for five years. The Term Loan is payable in equal monthly installments through and including November 1, 2002. The Term Loan bears interest at an annual rate equal to the prime rate plus 1% or LIBOR plus 3.5%, whichever the Registrant prefers. Draws on the Capex Loan during each 12- month period following the Closing Date will be combined into a single promissory note at the end of each such period, repayable based upon a 60-month amortization, payable in full at the end of five years from the Closing Date. The rate of interest for the Capex Loan is the same as those described above for the Term Loan. The Revolving Credit Loan may be drawn down from time to time in an amount not to exceed the lesser of (i) Ten Million Dollars ($10,000,000) and (ii) 80% of the Registrant's "Eligible Accounts" (as defined in the Loan Agreement). The Revolving Credit Loan bears an interest at an annual rate equal to the prime rate plus 0.5% or LIBOR plus 2.75%, whichever the Registrant prefers. In addition to certain customary affirmative covenants, the Loan Agreement contains restrictions on the Registrant with respect to (i) declaring or paying any dividends or other distributions on its capital stock (or acquiring any of its capital stock), (ii) incurring Debt (as defined), (iii) issuing capital stock,
(iv) entering into transactions with affiliates, and (v) disposing of assets. The foregoing summary of the Loan Agreement is qualified in its entirety by reference to the Loan and Security Agreement and other agreements relating thereto, copies of which are attached as exhibits to this Current Report on Form 8-K.


                                Page 2 of    pages.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         10.1     Loan and Security Agreement between 3-D
                  Geophysical, Inc. and Sanwa Business Credit
                  Corporation, dated as of November 17, 1997.

         10.2     Term Note between Northern Geophysical of
                  America, Inc. and Sanwa Business Credit
                  Corporation, dated as of November 17, 1997.

         10.3     Security Agreement of 3-D Geophysical, Inc.
                  between 3-D Geophysical, Inc. and Sanwa
                  Business Credit Corporation, dated as of November 17, 1997.

         10.4 Security Agreement between J.R.S. Exploration Company Limited and Sanwa Business Credit Corporation, dated as of November 7, 1997.

         10.5     Trademark Security Agreement between 3-D
                  Geophysical, Inc. and Sanwa Business Credit
                  Corporation, dated as of November 17, 1997.

         10.6     Pledge Agreement between 3-D Geophysical, Inc.
                  and Sanwa Business Credit Corporation (with respect to the capital stock of Northern Geophysical of America, Inc.) dated as of November 17, 1997.

         10.7     Pledge Agreement between 3-D Geophysical, Inc.
                  and Sanwa Business Credit Corporation (with respect to the capital stock of 3-D Geophysical of Canada, Inc.) dated as of November 17, 1997.

         10.8     Pledge Agreement between 3-D Geophysical, Inc.
                  and Sanwa Business Credit Corporation (with respect to the capital stock of 3-D Geophysical of Latin America, Inc.) dated as of November 17, 1997.

         10.9     Pledge Agreement between 3-D Geophysical, Inc.
                  and Sanwa Business Credit Corporation (with respect to the capital stock of Geoevaluaciones, S.A. de C.V. and Procesos Interactivos Avanzados, S.A. de C.V.) dated as of November 17, 1997.


                                Page 3 of    pages.

          10.10 Security Agreement (Securities) between W.G. Mueller Consulting Services Ltd. and Sanwa Business Credit Corporation (with respect to the capital stock of J.R.S. Exploration Company Limited) dated as of November 17, 1997.

          10.11    Security Agreement (Securities) between Jan Vo
                   Equities Ltd. and Sanwa Business Credit
                   Corporation (with respect to the capital stock of J.R.S. Exploration Company Limited) dated as of November 17, 1997.


                                Page 4 of    pages.

                                   SIGNATURES


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                            3-D GEOPHYSICAL, INC.

                                            BY:   /s/Ronald L. Koons
                                                  ----------------------
                                                  Name:  Ronald L. Koons
                                                  Title: Vice President



Date:  December 23, 1997


                                Page 5 of    pages.

                                  EXHIBIT INDEX

Exhibit                                                                    Page


10.1 Loan and Security Agreement between 3-D Geophysical, Inc. and Sanwa Business Credit Corporation, dated as of November 17, 1997.

10.2 Term Note between Northern Geophysical of America, Inc. and Sanwa Business Credit Corporation, dated as of November 17, 1997.

10.3 Security Agreement of 3-D Geophysical, Inc. between 3-D Geophysical, Inc. and Sanwa Business Credit Corporation, dated as of November 17, 1997.

10.4 Security Agreement between J.R.S. Exploration Company Limited and Sanwa Business Credit Corporation, dated as of November 7, 1997.

10.5 Trademark Security Agreement between 3-D Geophysical, Inc. and Sanwa Business Credit Corporation, dated as of November 17, 1997.

10.6 Pledge Agreement between 3-D Geophysical, Inc. and Sanwa Business Credit Corporation (with respect to the capital stock of Northern Geophysical of America, Inc.) dated as of November 17, 1997.

10.7 Pledge Agreement between 3-D Geophysical, Inc. and Sanwa Business Credit Corporation (with respect to the capital stock of 3-D Geophysical of Canada, Inc.) dated as of November 17, 1997.

10.8 Pledge Agreement between 3-D Geophysical, Inc. and Sanwa Business Credit Corporation (with respect to the capital stock of 3-D Geophysical of Latin America, Inc.) dated as of November 17, 1997.

10.9 Pledge Agreement between 3-D Geophysical, Inc. and Sanwa Business Credit Corporation (with respect to the capital stock of Geoevaluaciones, S.A. de C.V. and Procesos Interactivos Avanzados, S.A. de C.V.) dated as of November 17, 1997.

10.10 Security Agreement (Securities) between W.G. Mueller Consulting Services Ltd. and Sanwa Business Credit Corporation (with respect to the capital stock of J.R.S. Exploration Company Limited) dated as of November 17, 1997.

10.11 Security Agreement (Securities) between Jan Vo Equities Ltd. and Sanwa Business Credit Corporation (with respect to the capital stock of J.R.S. Exploration Company Limited) dated as of November 17, 1997.


                                Page 6 of    pages.